ARI Network Services, Inc.
(ARIS)

Safe Harbor Statement

Statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. The forward-looking statements can generally be identified by words such as "believes," "anticipates," "expects" or words of similar meaning. Forward-looking statements also include statements relating to the Company's future performance, such as future prospects, revenues, profits and cash flows. The forward-looking statements are subject to risks and uncertainties, which may cause actual results to be materially different from any future performance suggested in the forward-looking statements. Such risks and uncertainties include those factors described in Part 1A of the Company's annual report on Form 10-K for fiscal year ended July 31, 2012, filed with the Securities and Exchange Commission and on subsequent filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements. For more information, please refer to the Company's filings with the Securities and Exchange Commission.

During this presentation, we will discuss GAAP measure such as Net Income, as well as certain non-GAAP measures such as EBITDA. We have posted on www.investor.arinet.com, a reconciliation of these no-GAAP financial measures to the most comparable financial measures under GAAP.

Investment Highlights

Growing, Profitable, SaaS-based business, with **86%** Recurring **Revenue**

Unique Business Model & Value Proposition

- Strong Operating Cash Flows
- Historic gross margins greater than **76%**
- Profitable for **9** years straight
- Over **22,000** customers
- High barriers to entry

What do we do?

We Help Our Customers

SELL MORE STUFF!™


Arrowhead
FREE SHIPPING
ON ALL ONLINE ORDERS!



Online

- eCommerce Enabled Websites
  - Leads
  - OEM Parts
  - Aftermarket Parts, Garments & Accessories (PG&A)

In-Store

- OEM parts lookup
- Aftermarket PG&A lookup
- Lead Management

Who are our Customers?

Our Customers are

- Dealers
- Distributors
- Manufacturers (OEM)

What "Stuff?"



Whole Goods (Bike, Boat, RV)



OEM Parts



Aftermarket Parts, Garments & Accessories (PG&A)



Service

Markets We Serve

Powersports



Outdoor Power



Marine



Wheel & Tire



RV



Whitegoods



How do we help?

Lead Generation

SEARCHENGINESMART

- ✓ Drives traffic to websites
- ✓ Organic & Paid Search

Websites

WEBSITESMART

- ✓ Web presence
- ✓ Platform for driving leads and eCommerce sales

eCatalogs

PARTSMART

- ✓ Drives online sales
- ✓ Increases sales in Dealership
- ✓ Improves customer satisfaction

Lead Management

FOOTSTEPS

- ✓ Increases sales by closing more leads
- ✓ Increases customer satisfaction by delivering a better experience

Content

✓ OEM Parts

120+ Manufacturers

500,000 Models

10,000,000 Parts

✓ Aftermarket PG&A

500,000 Parts

1,400+ Manufacturers

✓ Whole Goods

315 Manufacturers

176,000 Models

Some of Our Customers

Appliances
- Amana
- Electrolux
- Frigidaire
- Magic Chef
- Maytag
- U-Line
- Whirlpool

Marine & RV
- Brunswick
- Evinrude
- Honda Marine
- Jayco
- MarineMax
- Mercury
- Nautic Global Group
- Yamaha
- Volvo Penta

Outdoor Power
- Ariens
- Briggs & Stratton
- Echo
- Gravely
- Genie (A Terex Company)
- Husqvarna
- Kohler Engines
- MTD
- Simplicity
- SnapperPro, Snapper
- Stihl
- Toro

Tire & Wheel
- American Tire Distributors (Tires, wheels, and a whole lot more!)
- Bridgestone
- Cooper Tires
- Firestone
- Goodyear
- Michelin
- SEMA (Specialty Equipment Market Association)

Powersports
- Arctic Cat (Share our passion.)
- BRP
- Harley-Davidson Motor Company
- Honda
- Kawasaki
- Polaris (The Way Out.)
- Schwinn Motorsports
- Yamaha

Business Model

	Websites	eCatalogs	Lead Management
	WEBSITESMART	PARTSMART	FOOTSTEPS
SaaS	✓	✓	✓
Subscription		✓	
Transaction Costs	✓		✓
Usage Costs		✓	
Freemium			✓
Premium			✓
Trial (Test Drive)	✓	✓	✓
Live Demos	✓		
	42% of Total Revenue ARPD: $3,500 Growth: 159%	46% of Total Revenue ARPD: $1,300 Growth: 5.6%	3.4% of Total Revenue ARPD: $1,600 Growth: 4%

Growth Drivers

New Markets	✓ 50 Below had the leading market share in the fast-growing automotive tire and wheel market with more than 2,000 dealer websites. With 18,000 tire and wheel dealers and over 80,000 aftermarket auto dealers, this market is bigger than all of our current markets combined. ✓ Durable Medical Equipment – 25,000 Potential Customers
Aftermarket in Current Verticals	✓ Powersports - Almost Doubles Market Size ✓ Others Coming
Global	✓ Additional Content Aimed at International Markets ✓ New Product that Supports Growth in BRIC Markets
New Products	✓ New Parts Counter and Website Product – February 2013 ✓ Others Coming
Acquisitions	✓ Acquisitions that Align with our Strategy

Financial Summary

Profitable for 9 years straight

- 86% Recurring Revenue[1]
- 76% Gross Margin[1]
- 14% EBITDA Margin[1]
- TTM Churn improvement 22.1%[1]
- Total CAC[2] □ 17 months


Quarterly Recurring Revenue (QRR) and Churn
Includes 50 Below QRR & Churn for December and January. QRR $1.66M and -10.8% annualized Churn.
$7.0
$6.5
$6.0
$5.5
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Millions
-4.5%
-4.0%
-3.5%
-3.0%
-2.5%
-2.0%
-1.5%
-1.0%
-0.5%
0.0%
Q3 FY11
Q4 FY11
Q1 FY12
Q2 FY12
Q3 FY12
Q4 FY12
Q1 FY13
Q2 FY13

FY = Fiscal Year ending July 31

[1] *as of and for the TTM ended January 31, 2013 (most recently issued public filing)*

[2] *Customer Acquisition Costs*

Revenue Growth


$26.0
$24.0
$22.0
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
Millions
$17.6
$21.5
$21.3
$22.5
$25.0
FY2009
FY2010
FY2011
FY2012
TTM

FY = Fiscal Year ending July 31

EBITDA



$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Millions
$2.7
$2.6
$5.0
$4.4
$3.4
Includes one-time deal costs of $970K associated with R2R & 50 Below acquisitions
FY2009
FY2010
FY2011
FY2012
TTM

FY = Fiscal Year ending July 31

Operating Cash Flow



Millions
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$2.7
$1.6
$3.5
$3.5
$3.5
Impact of 2 Acquisitions
FY2009
FY2010
FY2011
FY2012
TTM

FY = Fiscal Year ending July 31

Recent News

Debt Refinancing & New Commercial Banking Relationship (April 2013)

- Silicon Valley Bank – a leader in providing banking services to growing technology companies
- Refinanced existing term loans and revolving credit facility at more favorable terms
- Revolving credit facility increased from $1.5M to $3.0M

Closed $4.8M Private Placement (March 2013)

- Issued 3.2M Shares (1.06M warrants)
- Reduced Debt by approximately $4.5M

Acquired Competitor - 50 Below (November 2012)

- Aligns with Strategy in 2 Ways
  - New Markets (Tire & Wheel, Medical, Pool & Spa)
  - Scale – On-boards 3,700 Dealers (Website)

Acquired Ready2Ride (August 2012)

- Aligns with Strategy in 2 Ways
  - New Product (Aftermarket Accessory Catalog)
  - New Market (Aftermarket)

Balance Sheet Highlights

- Cash and Investments: **$600K[1]**
- Total Debt and Lease Obligations: **$4.5M[1]**
- Shares Outstanding: **12.06 M[1]**

  The weighted average effect of dilutive stock options and warrants for the six months ended January 31, 2013 was 173,000.

- Stock Price: $2.90[2]
- TTM P/E: 30.3*

  *TTM P/E is based on the weighted average shares outstanding as of the most recent quarterly filing dated January 31, 2013.

- Market Cap.: $35.0M[2]
- Enterprise Value: $38.9M[2]

[1] *Since the date of our last quarterly filing, ARI completed two significant transactions. On March 12, 2013 ARI completed a private placement of 3.2 million shares at a price per share of $1.50 and 1.06 million warrants at a price of $2.00 per share. A Form 8-K was filed on March 18, 2013 with respect to this transaction. On April 26, 2013 ARI entered into a Loan and Security Agreement with Silicon Valley Bank pursuant to which Silicon Valley Bank extended to ARI a term loan in the amount of $4.5 million and a revolving credit facility of up to $3.0 million. A Form 8-K was filed on April 29, 2013 with respect to this transaction.*

The proceeds from these two transactions were utilized to retire the Company's existing debt with Fifth Third Bank and a shareholder term note. Following these two transactions, there are approximately 12,056,000 shares outstanding, outstanding debt is $4.5 million and cash and investments are approximately $600,000.

[2] *as of Market Close May 10, 2013*

Q&A?

Thank You!

Management Team



Roy W. Olivier - President & CEO
MSI, ProQuest, Pacific Telesis
25+ Years Experience



Darin R. Janecek – Chief Financial Officer
Johnson Controls, Deloitte & Touche, CNA Insurance
20+ Years Experience



Jon M. Lintvet - Chief Marketing Officer
Channel Blade, Capital One
10+ Years Experience



Marv Berg - Vice President of Operations
Time Warner Cable, Norlight Telecommunications, Utopia
15+ Years Experience



Rob A. Ostermann - Chief Technology Officer
Parcel Pro, The California Breath Clinics, OC-Net
15+ Years Experience

Appendix I Beneficial Ownership

Name of Beneficial Owner	Amount of Beneficial Ownership (1)	Percent Ownership
Wynnefield Funds (1)	1,249,289	10.4%
Michael D. Sifen	1,138,461	9.4%
Peter H. Kamin	1,056,981	8.8%
12 West Capital Management Funds	900,000	7.5%
Briggs & Stratton Corporation	840,000	7.0%

Ownership information is as reflected in the Company's Registration Statement filed on Form S-1 with the SEC on April 24, 2013 and amended April 24, 2013, except as noted below.

(1) Ownership information is provided as of May 2, 2013 based upon Form 3 filed on May 10, 2013.

Appendix II

Insider Ownership

Name of Officer / Director	Amount of Direct Beneficial Ownership (1)	Company 401(k) Shares-Trustee (6)	Amount of Total Beneficial Ownership	Percent Ownership
Roy W. Olivier – President & CEO	485,250	686,369	1,171,619	9.7%
Brian E. Dearing (7) – Board Chairman	437,905		437,905	3.6%
Gordon J. Bridge – Director	203,953		203,953	1.7%
William C. Mortimore – Director	107,298		107,298	*
P. Lee Poseidon – Director	63,481		63,481	*
Darin R. Janecek – CFO	80,274		80,274	*
Jon M. Lintvet – CMO	46,848		46,848	*
William H. Luden, III – Director	41,425		5,000	*
Robert Y. Newell, IV – Director	35,253		35,253	*
Marvin A. Berg, III – COO	22,119		22,119	*
James R. Johnson – Director	14,000		14,000	*
All current officers & directors as a group (11 Persons)	1,537,806	686,369	2,224,175	18.4%

* Denotes less than 1%
(6) Mr. Olivier is a trustee of the company's 401(k) plan with voting power. Mr. Olivier disclaims any beneficial ownership in these shares in excess of his pecuniary interest (13,246 shares).
(7) Mr. Dearing's total includes 73,860 shares which are held in a family trust.

Appendix III Locations


Headquarters Milwaukee, WI
Int'l Sales/Support The Netherlands
Cypress, CA – Software Development
Duluth, MN – Tire & Wheel, Powersports, Medical
Virginia Beach, VA – Publishing
Floyds Knobs, IN – Aftermarket Publishing

3 Sales Channels

- OEM Sales
- Dealer Inside Sales
- International Sales

275
Employees

Over
100
Countries Served

2 Geographic Markets

- Americas
- EMEA

Appendix IV

Market Opportunity

- Significant growth opportunities in existing markets
- Direct relationships with more than 22,000 dealers, 195 distributors and 140 OEMs
- Unmatched knowledge of the verticals we serve


eCatalogs
13%
Websites
6%
Lead Generation / CRM
1%

Source: Trade Associations and ARI internal data. Percentage is calculated based on the market size of each product. In North America, we estimate that there are more than 85,000 dealers in our core markets, of which an estimated 42,000 dealers are in markets where we currently offer eCatalog products.

Appendix V Competition

	Lead Generation	Lead Management	Websites	eCatalogs
ARI Network Services	✓	✓	✓	✓
Snap-On (SNA*)				✓[1]
ADP (ADP*)		✓[2]	✓[2]	
Dominion		✓	✓	
Net Driven			✓[3]	

*Stock Symbol

[1] Powersports only
[2] Powersports, Marine & RV
[3] Tire & Wheel only